UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     October 12, 2006
CKE RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California	93013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 745-7500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 1.01. Entry Into a Material Definitive Agreement.
     The Board of Directors of CKE Restaurants, Inc. (the “Company”) believes that the Company, during the past few years, has accomplished a successful turnaround of its business and financial condition, and that the Company is now entering into a growth mode. The Board of Directors has commended the management of the Company for their efforts in effecting this turnaround, and has given them a substantial amount of credit for this accomplishment. The Board of Directors also believes that the management team is a critical component of this Company’s growth strategy.
     For the above reasons, and because of the highly competitive environment for top managerial talent in the Company’s industry and related retail industries, during the past four months the Compensation Committee of the Board of Directors addressed in great detail management’s compensation packages, and, on October 12, 2006, the Compensation Committee approved and signed Amendments to the Employment Agreements of the Company’s three top executives, Andrew F. Puzder, President and Chief Executive Officer, E. Michael Murphy, General Counsel and Chief Administrative Officer, and Theodore Abajian, Executive Vice President and Chief Financial Officer. The purposes for these Amendments were to reward, retain and incentivize these officers, and to align their interests more closely to the interests of the Company’s stockholders. These Amendments were developed in close consultation with the Compensation Committee’s compensation consultant, and after extensive analysis and discussion.
     The following is a brief summary of the Amendments to the Employment Agreements of each of Messrs. Puzder, Murphy and Abajian. The summary is not complete and is qualified in its entirety by reference to the full text of the Amendment to the Employment Agreement of each officer, which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference:
Andrew F. Puzder
•	Increased annual salary from $925,000 to $1,000,000.

•	Extended the current annual cash bonus program through fiscal 2010.

•	Granted 60,000 restricted shares, and agreed to grant 60,000 additional restricted shares on October 12 of each of 2007, 2008, 2009 and 2010 (for a total of 300,000 restricted shares), which shares vest in four equal annual installments commencing one year from the date of grant.

•	Granted 240,000 restricted shares, and agreed to grant 240,000 additional restricted shares on October 12 of each of 2007, 2008, 2009 and 2010 (for a total of 1,200,000 restricted shares), which shares shall only vest if certain performance criteria are satisfied, as detailed in Mr. Puzder’s Amendment. Generally, these grants can vest if one of three performance criteria is met: (i) one-third annually if a targeted “operating income” is achieved for such year, or (ii) after three years if a cumulative targeted “operating income” is achieved, or (iii) after three years if the Company’s “operating income” improves during such three-year period at least equal to that of two-thirds of an identified peer group. “Operating income” will be as determined in accordance with generally accepted accounting principles, subject to certain exclusions, as set forth in the Amendment.

•	Substantially all of the restricted shares that vest may not be sold until at least October 12, 2011, except for sales to defray income tax obligations associated with any vesting.

•	Although the “Termination Without Cause” and “Change In Control” provisions have been restated in their entirety in the Amendment, the changes from the current terms are essentially only to (i) update these provisions to account for the above grants in such events, and (ii) comply with Section 409A of the Internal Revenue Code.

E. Michael Murphy
•	Increased annual salary from $475,000 to $525,000.

•	Extended the current annual cash bonus program through fiscal 2010.

•	Granted 15,000 restricted shares, and agreed to grant 15,000 additional restricted shares on October 12 of each of 2007, 2008, 2009 and 2010 (for a total of 75,000 restricted shares), which shares vest in four equal annual installments commencing one year from the date of grant.

•	Granted 60,000 restricted shares, and agreed to grant 60,000 additional restricted shares on October 12 of each of 2007, 2008, 2009 and 2010 (for a total of 300,000 restricted shares), which shares shall only vest if certain performance criteria are satisfied, as detailed in Mr. Murphy’s Amendment. Generally, these grants can vest if one of three performance criteria is met: (i) one-third annually if a targeted “operating income” is achieved for such year, or (ii) after three years if a cumulative targeted “operating income” is achieved, or (iii) after three years if the Company’s “operating income” improves during such three-year period at least equal to that of two-thirds of an identified peer group. “Operating income” will be as determined in accordance with generally accepted accounting principles, subject to certain exclusions, as set forth in the Amendment.

•	Substantially all of the restricted shares that vest may not be sold until at least October 12, 2011, except for sales to defray income tax obligations associated with any vesting.

•	Although the “Termination Without Cause” provision has been restated in its entirety in the Amendment, the changes from the current terms are essentially only to (i) update this provision to account for the above grants in such event, and (ii) comply with Section 409A of the Internal Revenue Code.
Theodore Abajian
•	Increased annual salary from $375,000 to $425,000.

•	Extended the current annual cash bonus program through fiscal 2010.

•	Granted 15,000 restricted shares, and agreed to grant 15,000 additional restricted shares on October 12 of each of 2007, 2008, 2009 and 2010 (for a total of 75,000 restricted shares), which shares vest in four equal annual installments commencing one year from the date of grant.

•	Granted 60,000 restricted shares, and agreed to grant 60,000 additional restricted shares on October 12 of each of 2007, 2008, 2009 and 2010 (for a total of 300,000 restricted shares), which shares shall only vest if certain performance criteria are satisfied, as detailed in Mr. Abajian’s Amendment. Generally, these grants can vest if one of three performance criteria is met: (i) one-third annually if a targeted “operating income” is achieved for such year, or (ii) after three years if a cumulative targeted “operating income” is achieved, or (iii) after three years if the Company’s “operating income” improves during such three-year period at least equal to that of two-thirds of an identified peer group. “Operating income” will be as determined in accordance with generally accepted accounting principles, subject to certain exclusions, as set forth in the Amendment.

•	Substantially all of the restricted shares that vest may not be sold until at least October 12, 2011, except for sales to defray income tax obligations associated with any vesting.

•	Although the “Termination Without Cause” provision has been restated in its entirety in the Amendment, the changes from the current terms are essentially only to (i) update this provision to account for the above grants in such event, and (ii) comply with Section 409A of the Internal Revenue Code.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
10.1	Amendment No. 3 to Employment Agreement between CKE Restaurants, Inc. and Andrew F. Puzder, effective as of October 12, 2006.

10.2	Amendment No. 2 to Employment Agreement between CKE Restaurants, Inc. and E. Michael Murphy, effective as of October 12, 2006.

10.3	Amendment No. 2 to Employment Agreement between CKE Restaurants, Inc. and Theodore Abajian, effective as of October 12, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: October 17, 2006	/s/ Theodore Abajian
Theodore Abajian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	No. Description

10.1	Amendment No. 3 to Employment Agreement between CKE Restaurants, Inc. and Andrew F. Puzder, effective as of October 12, 2006.

10.2	Amendment No. 2 to Employment Agreement between CKE Restaurants, Inc. and E. Michael Murphy, effective as of October 12, 2006.

10.3	Amendment No. 2 to Employment Agreement between CKE Restaurants, Inc. and Theodore Abajian, effective as of October 12, 2006.